Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National Property Analysts Master Limited Partnership (“NPAMLP”) on Form 10-K for the period ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward B. Lipkin, President of EBL&S, Inc., the Managing General Partner of NPAMLP certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

A signed original of this written statement required by Section 906 has been provided to NPAMLP and will be retained by NPAMLP and furnished to the Securities and Exchange Commission or its staff upon request.

National Property Analysts Master Limited Partnership
(Registrant)

Date: April 14, 2014

By:	EBL&S, Inc., its managing general partner

By:	Edward B. Lipkin /s/
Name: Edward B. Lipkin
Title: President